UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-00505
                                    ------------------------------------------

                            Philadelphia Fund, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30
                         -----------------------------------------------------

Date of reporting period:  December 1, 2003 - November 30, 2004
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 7, 2005

Dear shareholders,

   Philadelphia Fund closed out fiscal 2004 with a pleasing return of 23.43%. This compares favorably with the 12.86% return of the S&P 500 index.*

   Your fund recorded a capital gain of $4,092,728 which resulted in a distribution of 37.5 cents per share for the year.

   Energy, financial, and utility stocks rewarded us generously in 2004. In the last half of our fiscal year, we trimmed energy holdings (Sempra Energy, Occidential Petroleum, ChevronTexaco, Marathon Oil, and Unocal Corporation) by about one third in the belief that oil prices were near a peak. So far that has proven correct.

   We sold 30,000 shares of SouthTrust Company for a nice gain after Wachovia Corporation announced a takeover. The balance of our SouthTrust Company position has been converted into 80,100 shares of Wachovia Corporation. Kimberly Clark was bought and then sold for a tax loss after the stock exhibited unexpected weakness. Ten thousand shares of National City Corp. were sold, reducing the position to 100,000 shares, and resulting in a tidy profit.

   Our position in ConAgra was eliminated as a tax loss, offsetting other profits. Holdings in Corn Products were cut in half for a substantial gain. Fifty thousand shares of Consolidated Edison and fifty thousand shares of Ameren Corporation were purchased in our pursuit of dividend paying stocks. We reintroduced Fannie Mae into the portfolio in the belief that negative news had been priced into the stock. We doubled the size of our U.S. Treasury bond holdings and lengthened the maturity.

   Your fund closed out the year with 83.4% invested in equities, 11.5% in U.S. Treasury bonds, and 4.9% in cash and commercial paper.

   While the markets were hospitable in 2004, we believe some stocks are still reasonably priced. There may be significant opportunities in the broad averages. This environment requires careful stock selection. To put it another way, the overall market may be a difficult environment for equities, but there will be opportunities for the vigilant.

   Our stock selection process gives us an opportunity to perform in the market environment we anticipate. We begin our selection process by seeking stocks we think are undervalued by one or several measurements. Of the stocks surviving the first analysis for value, we evaluate the growth potential based on probable economic conditions. From these select stocks, we choose a diversified portfolio.

   The task of the Federal Reserve has always been to guide the economy through treacherous waters between the shoals of inflation and the snag of recession. In a normal business cycle, the Federal Reserve raises interest rates when the economy accelerates to the point of inflation. By raising rates, borrowing costs rise, and spending slows. Reduced stimulus keeps inflation in check.

   In the last few years, the Federal Reserve fought deflation and recession by cutting rates to stimulate the economy. The Federal Reserve took the Fed Funds rate to its lowest level in 46 years, helping the economy to turn positive. As the economy progressed, inflation kicked up to 2.4%. We expect the Federal Reserve to raise the Fed Funds rate a little higher than the inflation rate. Given productive capacity around the globe, high inflation does not appear likely. Global markets may keep long-term interest rates low while the Federal Reserve raises short-term rates slightly more. This scenario may be acceptable for equities and we look forward to finding opportunities.


                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

Comparison of the change in value of $10,000 investment in Philadelphia Fund and the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P 500
              FUND           INDEX*

11/30/94      $10,000        $10,000
11/30/95      $12,658        $13,698
11/30/96      $14,689        $17,515
11/30/97      $18,746        $22,509
11/30/98      $21,054        $27,834
11/30/99      $22,309        $33,651
11/30/00      $21,889        $32,231
11/30/01      $21,402        $28,291
11/30/02      $19,611        $23,619
11/30/03      $22,117        $27,184
11/30/04      $27,299        $30,679



Average Annual Total Returns as of 11/30/04

        1 Year   5 Years   10 Years
        ------   -------   --------
        23.43%    4.12%     10.56%


The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends. The Standard & Poor's 500 Composite Stock Index one-year, five-year, and ten-year average annual returns for the period ended November 30, 2004 were 12.86%, (1.83%), and 11.86%, respectively.


PORTFOLIO SUMMARY BY INDUSTRY  -  NOVEMBER 30, 2004

                           % of Total                               % of Total
                           Net Assets                               Net Assets
                           ----------                               ----------
Electric Utilities 	      24.4%    Health Care Plans                3.4%
Banks 	                  16.1     Retail Specialty 	            3.4
U.S. Government Obligations   11.5     Publishing                       3.3
Oil & Gas Operations          10.7     Financial Services               2.8
Food Processing                7.2	   Health Care Products/Drugs       2.8
Natural Gas Utilities          4.4	   Power Distributors 	            2.6
Short-Term Corporate Notes     4.2	   Conglomerate 	                  2.3
                                                                      -----
                                       Total Value of Investments      99.1
                                       Other Assets, less Liabilities    .9
                                                                      -----
                                                                      100.0%
                                                                      =====

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004

Shares                                                               Value
-------                                                          -------------
                             Common Stocks - 83.4%
                                 Banks - 16.1%
 80,000   AmSouth Bancorporation ............................... $  2,074,400
 80,000   Bank of America Corp. ................................    3,701,600
100,000   National City Corp. ..................................    3,708,000
 80,100   Wachovia Corp. .......................................    4,145,175
                                                                 ------------
                                                                   13,629,175
                                                                 ------------
                              Conglomerate - 2.3%
 70,000   Hawaiian Electric Industries, Inc. ...................    1,977,500
                                                                 ------------
                          Electric Utilities - 24.4%
 50,000   Ameren Corp. .........................................    2,421,000
 30,000   American Electric Power Co., Inc. ....................    1,025,100
 80,000   Cinergy Corp. ........................................    3,311,200
 80,000   FirstEnergy Corp.  ...................................    3,378,400
 80,000   Public Service Enterprise Group, Inc. ................    3,519,200
 80,000   Southern Company .....................................    2,623,200
 70,000   TXU Corp. ............................................    4,397,400
                                                                 ------------
                                                                   20,675,500
                                                                 ------------
                           Financial Services - 2.8%
 35,000   Fannie Mae ...........................................    2,404,500
                                                                 ------------
                            Food Processing - 7.2%
 20,000   Corn Products International, Inc. ....................    1,088,400
100,000   H. J. Heinz Co. ......................................    3,716,000
 30,000   Kellogg Co. ..........................................    1,311,000
                                                                 ------------
                                                                    6,115,400
                                                                 ------------
                           Health Care Plans - 3.4%
 35,000   United Health Group Incorporated. ....................    2,899,750
                                                                 ------------
                       Health Care Products/Drugs - 2.8%
100,000   Bristol-Myers Squibb Co. .............................    2,350,000
                                                                 ------------
                         Natural Gas Utilities - 4.4%
100,000   Sempra Energy ........................................    3,698,000
                                                                 ------------

Shares                                                               Value
-------                                                          -------------
                         Oil & Gas Operations - 10.7%
 40,000   ChevronTexaco Corp. .................................. $  2,184,000
 50,000   Marathon Oil Corp. ...................................    1,972,000
 40,000   Occidental Petroleum Corp. ...........................    2,408,400
 55,000   Unocal Corp. .........................................    2,532,200
                                                                 ------------
                                                                    9,096,600
                                                                 ------------
                           Power Distributors - 2.6%
 50,000   Consolidated Edison, Inc. ............................    2,192,500
                                                                 ------------
                               Publishing - 3.3%
  3,000   Washington Post Co. Class "B" ........................    2,814,000
                                                                 ------------
                            Retail Specialty - 3.4%
 60,000   Costco Wholesale Corp. ...............................    2,916,000
                                                                 ------------


Total Value of Common Stocks (cost $45,461,177) ................   70,768,925
                                                                 ------------


Principal
 Amount
---------
                     U.S. Government Obligations - 11.5%
$10,000M  U.S. Treasury Bond, 13 7/8% due 02/15/13
             (cost $9,693,098)..................................    9,766,020
                                                                 ------------
                      Short-Term Corporate Notes - 4.2%
  3,600M  Prudential Corp., 1.96%, due 12/01/2004
             (cost $3,600,000) .................................    3,600,000
                                                                 ------------

Total Value of Investments (cost $58,754,275)#............ 99.1%   84,134,945

Other Assets, less Liabilities ...........................   .9       739,965
                                                          -----  ------------
Net Assets................................................100.0% $ 84,874,910
                                                          =====  ============

# Aggregate cost for tax purposes is $58,754,275.


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2004

ASSETS
      Investments in securities, at value
        (identified cost $58,754,275) (Note 1A).......           $ 84,134,945
      Cash............................................                551,247
      Dividends and interest receivable...............                308,567
      Other assets....................................                 10,301
                                                                 ------------
         TOTAL ASSETS.................................             85,005,060


LIABILITIES
      Payable for fund shares sold.................... $  29,467
      Accrued advisory, administrative and 12b-1 fees.    81,368
      Other accrued expenses..........................    19,315
                                                      ----------
         TOTAL LIABILITIES............................                130,150
                                                                 ------------

NET ASSETS............................................           $ 84,874,910
                                                                 ============

NET ASSETS CONSIST OF:
      Capital paid in.................................           $ 55,217,738
      Undistributed net investment income ............                210,398
      Accumulated net realized gain on investments....              4,066,104
      Net unrealized appreciation in value of
        investments...................................             25,380,670
                                                                 ------------
         NET ASSETS for 10,886,699 shares outstanding           $  84,874,910
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($84,874,910 / 10,886,699 shares).........                 $ 7.80
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - NOVEMBER 30, 2004

INVESTMENT INCOME
      Dividends.............................    $1,961,871
      Interest..............................       498,058
                                                ----------
            TOTAL INCOME....................                  $ 2,459,929

EXPENSES: (Notes 3 and 5)
      Investment advisory fee ..............       599,243
      Administrative fee ...................       199,748
      Distribution plan expenses ...........       119,849
      Professional fees.....................        77,334
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        51,172
      Director fees and expenses............        43,597
      Fund accounting agent's fees..........        37,330
      Custodian fees........................        24,621
      Other expenses........................        61,164
                                                ----------

        Total Expenses......................     1,214,058
        Less: Fees paid indirectly..........         1,204
                                                ----------
               Net Expenses ................                    1,212,854
                                                               ----------
        Net Investment Income...............                    1,247,075

REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS (Note 4):
      Net realized gain on investments......     4,092,728
      Net unrealized appreciation of
        investments.........................    11,351,233
                                                ----------
        Net gain on investments.............                   15,443,961
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $16,691,036
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2004 AND 2003

                                                       2004           2003
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS
   Investment income-net.......................... $   1,247,075  $  1,424,867
   Net realized gain on investments...............     4,092,728       879,743
   Net unrealized appreciation of investments.....    11,351,233     6,255,695
                                                   -------------  -------------
     Net increase in net assets
        resulting from operations.................    16,691,036     8,560,305

  DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     ($0.125 and $0.124 per share, respectively)..  (  1,396,454)  ( 1,446,245)
   Net realized gain on investments
     ($0.08 and $0.166 per share, respectively)...  (    906,366)  ( 1,954,323)

  CAPITAL SHARE TRANSACTIONS
   Decrease in net assets resulting from
     capital share transactions (Note 2)..........  (  3,642,382)  ( 2,573,685)
                                                   -------------  -------------
     Net increase in net assets...................    10,745,834     2,586,052

NET ASSETS
   Beginning of year..............................    74,129,076    71,543,024
                                                   -------------  -------------
   End of year (including undistributed net
    investment income of $210,398 and $359,777,
    respectively)................................. $  84,874,910  $ 74,129,076
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges are valued at the closing sales price on November 30, 2004, while securities trading on the NASDAQ National Market are valued at the NASDAQ official closing price. If market quotations are not readily available, securities will be valued at their fair values determined in accordance with procedures approved by the Board of Directors. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value. U.S. Treasury Bonds are valued using an evaluated mean price provided by an independent pricing service.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

    D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    E. Other - the Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premium. Estimated expenses are accrued daily.

   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                            PHILADELPHIA FUND, INC.

2. CAPITAL STOCK
    As of November 30, 2004, 30,000,000 shares of $1.00 par value capital stock were authorized. Transactions in capital stock were as follows:

                                      2004                      2003
                            ------------------------    ---------------------
                              Shares       Amount        Shares      Amount
                            ----------   -----------    ---------  ----------

Capital stock sold..........     60,428  $    443,508     27,341   $   163,710
Capital stock issued
  in reinvestment of
  distributions.............    275,561     1,889,730    467,197     2,751,123
Capital stock
  redeemed..................   (843,804)   (5,975,620) ( 903,035)   (5,488,518)
                            -----------  ------------  ----------- -----------
   Net decrease                (507,815) $ (3,642,382) ( 408,497)  $(2,573,685)
                            ===========  ============  =========== ===========


3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and directors of BFC.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and ..50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 2004, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $30,300 and the Fund's custodian provided credits in the amount of $1,204 against custodian charges based on the uninvested cash balances of the Fund. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted to $12,500 for the year 2004.

   In September 2004, the Board of Directors appointed Keith Edelman as Chief Compliance Officer (CCO) of the Fund. Mr. Edelman, an employee of BFC, is also a Vice President of the Fund. For the period ending November 30, 2004, Mr. Edelman received $1,601 from the Fund for serving and the Fund's CCO.

4. INVESTMENT TRANSACTIONS
For the year ended November 30, 2004, purchases and sales of securities (other than United States Government obligations and short-term corporate notes) aggregated $14,046,973 and $16,112,536 respectively. Purchases and sales of United States Government obligations amounted to $19,325,584 and $15,025,977 respectively. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

                            PHILADELPHIA FUND, INC.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to ..5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. At its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund shareholders with similar services.

    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provided sales, promotional, or advertising services to the Fund, and to pay other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    Until further notice, BFC has agreed to reduce the Fund's 12b-1 fees to ..15% of the Fund's average net assets per year.


6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
    The tax character of distributions paid during the years ended November 30, 2004 and 2003 were as follows:

                                                           2004        2003
                                                        ----------  ----------
Distributions paid from
   Ordinary income .................................... $1,396,454  $1,446,245
   Long-term capital gain..............................    906,366   1,954,323
                                                        ----------  ----------
                                                        $2,302,820  $3,400,568
                                                        ==========  ==========

    As of November 30, 2004, the components net assets on a tax basis were as follows:

Undistributed income.............................................   $  210,398
Undistributed long-term gain.....................................    4,066,104
Gross unrealized appreciation....................................   25,402,435
Gross unrealized depreciation....................................      (21,765)
Capital paid-in..................................................   55,217,738
                                                                    ----------
 Total...........................................................  $84,874,910
                                                                    ==========


7. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.395 per share, consisting of $.375 from realized gains and $.02 from ordinary income was declared on December 13, 2004. The distribution is payable on December 28, 2004 to the shareholders of record on December 27, 2004.

                            PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS
        (For A Share Of Capital Stock Outstanding Throughout Each Year)



                                             Year Ended November 30,
                                     ---------------------------------------
SELECTED PER SHARE DATA               2004    2003    2002    2001    2000
-----------------------              ------  ------  ------  ------  ------

Net Asset Value, Beginning of Year.. $ 6.51  $ 6.06  $ 6.89  $ 7.73  $ 8.77
                                     ------  ------  ------  ------  ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............   0.11    0.12    0.08    0.12    0.14
Net Realized & Unrealized
  Gains (Loss) on Investments.......   1.39    0.62   (0.63)  (0.24)  (0.30)
                                     ------  ------  ------  ------  ------

Total From Investment Operations....   1.50    0.74   (0.55)  (0.12)  (0.16)
                                     ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income...............   0.13    0.12    0.07    0.16    0.11
Net Realized Gains..................   0.08    0.17    0.21    0.56    0.77
                                     ------  ------  ------  ------  ------
Total Distributions.................   0.21    0.29    0.28    0.72    0.88
                                     ------  ------  ------  ------  ------
Net Asset Value, End of Year........ $ 7.80  $ 6.51  $ 6.06  $ 6.89  $ 7.73
                                     ======  ======  ======  ======  ======

TOTAL RETURN (%)....................  23.43   12.78   (8.37)  (2.23)  (1.88)
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$84,875 $74,129 $71,543 $84,956 $96,203


Ratio to Average Net Assets:
  Expenses (%).......................  1.52    1.54    1.48    1.50    1.48
  Net Investment Income (%)..........  1.56    1.99    1.17    1.68    1.89


Portfolio Turnover Rate (%)..........    44      52     140     119     134


                       See notes to financial statements

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Philadelphia Fund, Inc., as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2004 and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the years presented, in conformity with accounting principles generally accepted in the United States of America.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 17, 2004 (Except for Note 7 as
to which the date is December 28, 2004)

                                PHILADELPHIA FUND, INC.

INFORMATION ABOUT YOUR FUND'S EXPENSES -For the six months ended November 30,
2004

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, June 1, 2004 through November 30, 2004.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Philadelphia Fund does not charge any sales loads, redemption fees, or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                            BEGINNING       ENDING
                          ACCOUNT VALUE  ACCOUNT VALUE  EXPENSE  EXPENSES PAID
                            06/01/04       11/30/04      RATIO   DURING PERIOD#
                          -------------  -------------  -------  --------------
Actual Fund Return* . . .    $1,000        $1,125.10     1.52%       $8.08

Hypothetical 5% Return. .    $1,000        $1,017.40     1.52%       $7.67

* The actual total return for the six-month period ended November 30, 2004 was 12.51%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

                               PHILADELPHIA FUND, INC
OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specific term of office. Each Director will hold office until termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton,FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling (800)749-9933.


INDEPENDENT DIRECTORS

Thomas J. Flaherty,         Director (since 1989)                    Age:(80)
                            Audit Committee Member (since 2001)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner Fahnestock & Co., Inc. (securities brokerage).


Kenneth W. McArthur,        Director (since 1987)                    Age:(69)
                            Audit Committee Chairman (since 2001)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).



Robert L. Meyer,            Director (since 1989)                    Age:(64)
                            Audit Committee Member (since 2001)

President, Ehrlich Meyer Associates, Inc. (investment management); Chartered Financial Analyst; formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc. (securities brokerage).

                               PHILADELPHIA FUND, INC
OFFICERS AND DIRECTORS(Continued)

Donald P. Parson,           Director (since 1987)                    Age:(63)
                            Audit Committee Member (since 2001)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (medical device company); formerly, Chairman of the Board, Syracuse University College of law.


INTERESTED PERSONS

Donald H. Baxter,           Director and President (since 1989)      Age:(61)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe,             Vice President, Secretary,               Age:(61)
                            and Treasurer (since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.

Keith A. Edelman,           Vice President and Chief                 Age(39)
                            Compliance Officer(Since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer


ADMINISTRATIVE STAFF

DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP, Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP, Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
        1200 North Federal Highway                     FUND, INC.
[LOGO]  Suite 424
        Boca Raton, FL 33432                             ANNUAL
        (561) 395-2155                                   REPORT

                                                    November 30, 2004


The Fund files its complete schedule
of portfolio holdings with the
Securities and Exchange Commission
(SEC) for the first and third
quarters of each fiscal year on Form
N-Q. The Fund's Forms N-Q are available
on the SEC's website at
http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's
Public Reference Room. Information on
the operation of the SEC's Public
Reference Room may be obtained by
calling 1-800-SEC-0300.


The Fund's proxy voting policies and
procedures and how the Fund voted
proxies relating to portfolio
securities during the most
recent 12-month period ended
June 30, 2004 are available without
charge (i) upon request, by calling
1-800-749-9933; (ii) by writing to the
Fund at the above address; and (iii) on
the SEC's website at www.sec.gov.


                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics. The registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of this Form N-CSR.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Directors has determined that Mr. Kenneth W. McArthur meets the definition of "audit committee financial expert" as such term is defined in the instructions to Item 3(a) of Form N-CSR. In addition, Mr. McArthur is an "independent" member of the Audit Committee, as defined in the Item 3(a)(2) of Form N-CSR. Mr. McArthur also serves as the Audit Committee Chairman.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a) Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

             For the fiscal year ended 11/30/04:  $35,750
             For the fiscal year ended 11/30/03:  $35,250

         (b) Audit-Related Fees. No fees were billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item.

         (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The preparation of Federal and state income tax returns and Federal excise tax returns comprised the fees disclosed under this category.

             For the fiscal year ended 11/30/04:  $1,300
             For the fiscal year ended 11/30/03:  $1,250

         (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

         (e)(1) The Audit Committee Charter of the Board requires that the Audit Committee (a) pre-approve, and to recommend to the Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to evaluate the independence of the auditors, and, in connection therewith, to receive the auditors' specific representations as to their independence; (b) pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; (c) approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; and (d) establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight.

         (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Not applicable.

         (g) There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant other than those described above. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The registrant's Nominating Committee (the "Committee") is responsible for selecting and nominating persons for election or appointment to the registrant's Board of Directors as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from "Qualifying Shareholders," so long as such recommendations are presented with appropriate background material concerning the nominee, and which demonstrates the candidate's ability to serve as a Director of the registrant, including as a Disinterested Board member, in accordance with the criteria set forth in the Charter.

         A "Qualifying Shareholder" is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the registrant's outstanding shares; (ii) has been a shareholder of 5% or more of the registrant's total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee; and
         (iii) provides a written notice to the Committee containing the information required by the Charter.


ITEM 10. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

        (a)(1) The registrant's Code Of Business Ethics for Principal Executive and Financial Officers required by Item 2(a) is attached as an exhibit hereto.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Philadelphia Fund, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 28, 2005
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 28, 2005
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  January 28, 2005
 ---------------------

* Print the name and title of each signing officer under his or her signature.